April 18, 1997


                         THE INFINITY MUTUAL FUNDS, INC.


                                 AMERISTAR FUNDS
                   LIMITED DURATION U.S. GOVERNMENT PORTFOLIO

                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 1997


          THE FOLLOWING SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PORTFOLIOS' PROSPECTUS.

          The AmeriStar Limited Duration U.S. Government Portfolio also may invest in securities issued by other investment companies which principally invest in securities of the type in which the Portfolio invests. See "Appendix-- Portfolio Securities--Investment Company Securities."